Exhibit 10.57
SETTLEMENT AGREEMENT AND RELEASE
THIS SETTLEMENT AGREEMENT AND RELEASE is entered into as of the 31st day of December, 2008 (hereinafter referred to as the “Effective Date”), by and between TORVEC, INC., JAMES Y. GLEASMAN a/k/a JAMES A. GLEASMAN (hereinafter “James Y. Gleasman”), KEITH E. GLEASMAN, RICHARD B. SULLIVAN, GARY A. SICONOLFI and FLOYD G. CADY JR. (hereinafter collectively referred to as the “Torvec Parties”), on the one hand, and CXO ON THE GO, LLC, CXO ON THE GO OF DELAWARE, LLC, PHILIP A. FAIN, READ D. MCNAMARA, RICHARD E. OTTALAGANA, and ROBERT F. GREEN (hereinafter collectively referred to as the “CXO Parties”) (the Torvec Parties and the CXO Parties are herein collectively referred to as the “Parties”).
R E C I T A L S
WHEREAS, Torvec, Inc. engaged CXO on the GO, LLC and CXO on the GO of Delaware, LLC (hereinafter collectively referred to as the “CXO Entities”) pursuant to various letter agreements, dated February 20, 2004, June 30, 2004, and April 12, 2005 (hereinafter collectively referred to as the “Agreements”); and
WHEREAS, at all times relevant to the matters herein, James Y. Gleasman, Keith E. Gleasman, Richard B. Sullivan, Gary A. Siconolfi and Floyd G. Cady, Jr. were officers, directors, and/or agents or attorneys of Torvec, Inc.; and
WHEREAS, at various times relevant to the matters herein, Philip A. Fain, Read D. McNamara, Richard E. Ottalagana and Robert F. Green were members and/or agents of the CXO Entities; and
WHEREAS, at various times relevant to the matters herein, Philip A. Fain, Read D. McNamara, Richard E. Ottalagana and Robert F. Green served as officers, directors and/or agents of Torvec, Inc.; and
WHEREAS, Philip A. Fain and CXO on the GO of Delaware, LLC commenced an action against James Y. Gleasman, Keith E. Gleasman and Floyd G. Cady, Jr. in New York State Supreme Court, Monroe County, styled Philip A. Fain, et. al. v. James A. Gleasman, et al., Monroe County Index No. 2005-9327 (hereinafter referred to as the “Defamation Action”), alleging damages arising from certain alleged defamatory statements; and
WHEREAS, Torvec, Inc., Keith E. Gleasman, and James Y. Gleasman commenced an action against the CXO Entities in New York State Supreme Court, Monroe County, styled Torvec, Inc., et. al. v. CXO on the GO of Delaware, LLC, et al., Monroe County Index No. 2005-11028 (hereinafter referred to as the “2005 Action”), alleging, inter alia, that certain of the Agreements were null and void; and
WHEREAS, the CXO Entities asserted counterclaims against Torvec, Inc., Keith E. Gleasman, and James Y. Gleasman in the 2005 Action, seeking injunctive and declaratory relief and damages arising from their alleged breach of the Agreements and claiming rights under the Agreements and certain warrants issued to the CXO Entities by Torvec, Inc. related to the Agreements; and
WHEREAS, Torvec, Inc., commenced an action against the CXO Entities in New York State Supreme Court, Monroe County, styled Torvec, Inc. v. CXO on the GO of Delaware, LLC, et al., Monroe County Index No. 2007-1979 (hereinafter referred to as the “2007 Action”), seeking damages arising from their alleged breach of the Agreements, and other alleged obligations, and the actions and inactions and conduct of the members of the CXO Entities, including but not limited to Philip A. Fain, Read D. McNamara, Richard E. Ottalagana, Robert F. Green, and Andy Chatman; and

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979

WHEREAS, the CXO Entities asserted counterclaims against Torvec, Inc., Keith E. Gleasman, James Y. Gleasman and Richard B. Sullivan in the 2007 Action, seeking damages arising from their alleged breach of the Agreements and other alleged obligations; and
WHEREAS, the above-described actions are hereinafter collectively referred to as the “Litigation”; and
WHEREAS, all of the claims and counterclaims asserted by the Parties in the above-described actions are hereinafter collectively referred to as the “Claims”; and
WHEREAS, to avoid expense and uncertainty associated with the Litigation and the Claims, the Parties wish to amicably resolve the Litigation and the Claims, and further wish to resolve and preclude the future assertion, commencement or prosecution, directly or indirectly, of any claims, whether direct, derivative, or as first-party or third-party, that the Parties may have or have had between and among them, related to any relationship, arrangement, or services provided by, between or among the CXO Parties and the Torvec Parties.
NOW, THEREFORE, in consideration of the foregoing, the covenants, undertakings and releases contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties, intending to be legally bound, do hereby agree as follows:
A G R E E M E N T
I. Releases by all Parties. The Parties hereby agree to grant the releases set forth in paragraph VI below.
II. Stipulation of Discontinuance of Defamation Action. Philip A. Fain, CXO on the GO of Delaware, LLC, James Y. Gleasman, Keith E. Gleasman and Floyd G. Cady, Jr. shall, contemporaneously with the execution of this Settlement Agreement, cause their attorneys to execute a Stipulation of Discontinuance with prejudice of the Defamation Action in the form annexed hereto as Exhibit A. James Y. Gleasman or Keith E. Gleasman shall cause the Stipulation to be filed with the Office of the Monroe County Clerk.

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979

III. Stipulation of Discontinuance of 2005 Action. CXO on the GO, LLC, CXO on the GO of Delaware, LLC, Torvec, Inc., James Y. Gleasman, and Keith E. Gleasman shall, contemporaneously with the execution of this Settlement Agreement, cause their attorneys to execute a Stipulation of Discontinuance with prejudice of the 2005 Action in the form annexed hereto as Exhibit B. CXO on the GO, LLC or CXO on the GO of Delaware, LLC shall cause the Stipulation to be filed with the Office of the Monroe County Clerk.
IV. Stipulation of Discontinuance of 2007 Action. CXO on the GO, LLC, CXO on the GO of Delaware, LLC, Torvec, Inc., James Y. Gleasman, Keith E. Gleasman, and Richard B. Sullivan shall, contemporaneously with the execution of this Settlement Agreement, cause their attorneys to execute a Stipulation of Discontinuance with prejudice of the 2007 Action in the form annexed hereto as Exhibit C. CXO on the GO, LLC or CXO on the GO of Delaware, LLC shall cause the Stipulation to be filed with the Office of the Monroe County Clerk.
V. Execution of Confidential Terms Agreement. Contemporaneously with the execution of this Settlement Agreement, the Parties shall execute the Confidential Terms Agreement.
VI. Releases.
A. Release by Torvec, Inc. In consideration of the execution of this Settlement Agreement, Torvec, Inc., on behalf of itself and its respective current and former agents, servants, officers, directors, shareholders, employees, consultants, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, representatives and assigns, and all other persons or entities claiming by or through it with respect to any claim asserted in the Litigation, hereby releases, discharges and acquits CXO on the GO, LLC, CXO on the GO of Delaware, LLC, Philip A. Fain, Read D. McNamara, Richard E. Ottalagana and Robert F. Green, and any of their respective current and former agents, servants, officers, directors, shareholders, members, employees, consultants, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, personal representatives, insurance carriers, and assigns, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses and claims of any kind, nature and character whatsoever, whether in law or in equity, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, direct or derivative, certain or contingent, whether asserted or not, which Torvec, Inc. ever had, now has, or hereinafter can, shall, or may have against CXO on the GO, LLC, CXO on the GO of Delaware, LLC, Philip A. Fain, Read D. McNamara, Richard E. Ottalagana and/or Robert F. Green, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world up to and including the date this document is executed. Notwithstanding the foregoing, this release shall not extend to the obligations of any Party pursuant to this Settlement Agreement.

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979

B. Release by James Y. Gleasman. In consideration of the execution of this Settlement Agreement, James Y. Gleasman, on behalf of himself and his attorneys, agents, successors, predecessors, heirs, personal representatives and assigns, and all other persons or entities claiming by or through him with respect to any claim asserted in the Litigation, hereby releases, discharges and acquits CXO on the GO, LLC, CXO on the GO of Delaware, LLC, Philip A. Fain, Read D. McNamara, Richard E. Ottalagana and Robert F. Green, and any of their respective current and former agents, servants, officers, directors, shareholders, members, employees, consultants, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, personal representatives, insurance carriers, and assigns, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses and claims of any kind, nature and character whatsoever, whether in law or in equity, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, direct or derivative, certain or contingent, whether asserted or not, which James Y. Gleasman ever had, now has, or hereinafter can, shall, or may have against CXO on the GO, LLC, CXO on the GO of Delaware, LLC, Philip A. Fain, Read D. McNamara, Richard E. Ottalagana and/or Robert F. Green, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world up to and including the date this document is executed. Notwithstanding the foregoing, this release shall not extend to the obligations of any Party pursuant to this Settlement Agreement.
C. Release by Keith E. Gleasman. In consideration of the execution of this Settlement Agreement, Keith E. Gleasman, on behalf of himself and his attorneys, agents, successors, predecessors, heirs, personal representatives and assigns, and all other persons or entities claiming by or through him with respect to any claim asserted in the Litigation, hereby releases, discharges and acquits CXO on the GO, LLC, CXO on the GO of Delaware, LLC, Philip A. Fain, Read D. McNamara, Richard E. Ottalagana and Robert F. Green, and any of their respective current and former agents, servants, officers, directors, shareholders, members, employees, consultants, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, personal representatives, insurance carriers, and assigns, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses and claims of any kind, nature and character whatsoever, whether in law or in equity, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, direct or derivative, certain or contingent, whether asserted or not, which Keith E. Gleasman ever had, now has, or hereinafter can, shall, or may have against CXO on the GO, LLC, CXO on the GO of Delaware, LLC, Philip A. Fain, Read D. McNamara, Richard E. Ottalagana and/or Robert F. Green, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world up to and including the date this document is executed. Notwithstanding the foregoing, this release shall not extend to the obligations of any Party pursuant to this Settlement Agreement.

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979

D. Release by Floyd G. Cady, Jr. In consideration of the execution of this Settlement Agreement, Floyd G. Cady, Jr., on behalf of himself and his attorneys, agents, successors, predecessors, heirs, personal representatives and assigns, and all other persons or entities claiming by or through him with respect to any claim asserted in the Litigation, hereby releases, discharges and acquits CXO on the GO, LLC, CXO on the GO of Delaware, LLC, Philip A. Fain, Read D. McNamara, Richard E. Ottalagana and Robert F. Green, and any of their respective current and former agents, servants, officers, directors, shareholders, members, employees, consultants, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, personal representatives, insurance carriers, and assigns, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses and claims of any kind, nature and character whatsoever, whether in law or in equity, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, direct or derivative, certain or contingent, whether asserted or not, which Floyd G. Cady, Jr. ever had, now has, or hereinafter can, shall, or may have against CXO on the GO, LLC, CXO on the GO of Delaware, LLC, Philip A. Fain, Read D. McNamara, Richard E. Ottalagana and/or Robert F. Green, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world up to and including the date this document is executed. Notwithstanding the foregoing, this release shall not extend to the obligations of any Party pursuant to this Settlement Agreement.
E. Release by Richard B. Sullivan. In consideration of the execution of this Settlement Agreement, Richard B. Sullivan, on behalf of himself and his attorneys, agents, successors, predecessors, heirs, personal representatives and assigns, and all other persons or entities claiming by or through him with respect to any claim asserted in the Litigation, hereby releases, discharges and acquits CXO on the GO, LLC, CXO on the GO of Delaware, LLC, Philip A. Fain, Read D. McNamara, Richard E. Ottalagana and Robert F. Green, and any of their respective current and former agents, servants, officers, directors, shareholders, members, employees, consultants, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, personal representatives, insurance carriers, and assigns, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses and claims of any kind, nature and character whatsoever, whether in law or in equity, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, direct or derivative, certain or contingent, whether asserted or not, which Richard B. Sullivan ever had, now has, or hereinafter can, shall, or may have against CXO on the GO, LLC, CXO on the GO of Delaware, LLC, Philip A. Fain, Read D. McNamara, Richard E. Ottalagana and/or Robert F. Green, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world up to and including the date this document is executed. Notwithstanding the foregoing, this release shall not extend to the obligations of any Party pursuant to this Settlement Agreement.

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979

F. Release by Gary A. Siconolfi. In consideration of the execution of this Settlement Agreement, Gary A. Siconolfi, on behalf of himself and his attorneys, agents, successors, predecessors, heirs, personal representatives and assigns, and all other persons or entities claiming by or through him with respect to any claim asserted in the Litigation, hereby releases, discharges and acquits CXO on the GO, LLC, CXO on the GO of Delaware, LLC, Philip A. Fain, Read D. McNamara, Richard E. Ottalagana and Robert F. Green, and any of their respective current and former agents, servants, officers, directors, shareholders, members, employees, consultants, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, personal representatives, insurance carriers, and assigns, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses and claims of any kind, nature and character whatsoever, whether in law or in equity, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, direct or derivative, certain or contingent, whether asserted or not, which Gary A. Siconolfi ever had, now has, or hereinafter can, shall, or may have against CXO on the GO, LLC, CXO on the GO of Delaware, LLC, Philip A. Fain, Read D. McNamara, Richard E. Ottalagana and/or Robert F. Green, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world up to and including the date this document is executed. Notwithstanding the foregoing, this release shall not extend to the obligations of any Party pursuant to this Settlement Agreement.
G. Release by CXO on the GO, LLC. In consideration of the execution of this Settlement Agreement, CXO on the GO, LLC, on behalf of itself and its respective current and former agents, servants, officers, directors, shareholders, members, employees, consultants, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, representatives and assigns, and all other persons or entities claiming by or through it with respect to any claim asserted in the Litigation, hereby releases, discharges and acquits Torvec, Inc., James Y. Gleasman, Keith E. Gleasman, Floyd G. Cady, Jr., Richard B. Sullivan, and Gary A. Siconolfi, and any of their respective current and former agents, servants, officers, directors, shareholders, members, employees, consultants, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, personal representatives, insurance carriers, and assigns, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses and claims of any kind, nature and character whatsoever, whether in law or in equity, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, direct or derivative, certain or contingent, whether asserted or not, which CXO on the GO, LLC ever had, now has, or hereinafter can, shall, or may have against Torvec, Inc., James Y. Gleasman, Keith E. Gleasman, Floyd G. Cady, Jr., Richard B. Sullivan, and/or and Gary A. Siconolfi, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world up to and including the date this document is executed. Notwithstanding the foregoing, this release shall not extend to the obligations of any Party pursuant to this Settlement Agreement.

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979

H. Release by CXO on the GO of Delaware, LLC. In consideration of the execution of this Settlement Agreement, CXO on the GO of Delaware, LLC, on behalf of itself and its respective current and former agents, servants, officers, directors, shareholders, consultants, members, employees, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, representatives and assigns, and all other persons or entities claiming by or through it with respect to any claim asserted in the Litigation, hereby releases, discharges and acquits Torvec, Inc., James Y. Gleasman, Keith E. Gleasman, Floyd G. Cady, Jr., Richard B. Sullivan, and Gary A. Siconolfi, and any of their respective current and former agents, servants, officers, directors, shareholders, members, employees, consultants, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, personal representatives, insurance carriers, and assigns, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses and claims of any kind, nature and character whatsoever, whether in law or in equity, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, direct or derivative, certain or contingent, whether asserted or not, which CXO on the GO of Delaware, LLC ever had, now has, or hereinafter can, shall, or may have against Torvec, Inc., James Y. Gleasman, Keith E. Gleasman, Floyd G. Cady, Jr., Richard B. Sullivan, and/or Gary A. Siconolfi, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world up to and including the date this document is executed. Notwithstanding the foregoing, this release shall not extend to the obligations of any Party pursuant to this Settlement Agreement.
I. Release by Philip A. Fain. In consideration of the execution of this Settlement Agreement, Philip A. Fain, on behalf of himself and his attorneys, agents, successors, predecessors, heirs, personal representatives and assigns, and all other persons or entities claiming by or through him with respect to any claim asserted in the Litigation, hereby releases, discharges and acquits Torvec, Inc., James Y. Gleasman, Keith E. Gleasman, Floyd G. Cady, Jr., Richard B. Sullivan, and Gary A. Siconolfi, and any of their respective current and former agents, servants, officers, directors, shareholders, members, employees, consultants, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, personal representatives, insurance carriers, and assigns, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses and claims of any kind, nature and character whatsoever, whether in law or in equity, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, direct or derivative, certain or contingent, whether asserted or not, which Philip A. Fain ever had, now has, or hereinafter can, shall, or may have against Torvec, Inc., James Y. Gleasman, Keith E. Gleasman, Floyd G. Cady, Jr., Richard B. Sullivan, and/or Gary A. Siconolfi, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world up to and including the date this document is executed. Notwithstanding the foregoing, this release shall not extend to the obligations of any Party pursuant to this Settlement Agreement.

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979

J. Release by Read D. McNamara. In consideration of the execution of this Settlement Agreement, Read D. McNamara, on behalf of himself and his attorneys, agents, successors, predecessors, heirs, personal representatives and assigns, and all other persons or entities claiming by or through him with respect to any claim asserted in the Litigation, hereby releases, discharges and acquits Torvec, Inc., James Y. Gleasman, Keith E. Gleasman, Floyd G. Cady, Jr., Richard B. Sullivan, and Gary A. Siconolfi, and any of their respective current and former agents, servants, officers, directors, shareholders, members, employees, consultants, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, personal representatives, insurance carriers, and assigns, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses and claims of any kind, nature and character whatsoever, whether in law or in equity, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, direct or derivative, certain or contingent, whether asserted or not, which Read D. McNamara ever had, now has, or hereinafter can, shall, or may have against Torvec, Inc., James Y. Gleasman, Keith E. Gleasman, Floyd G. Cady, Jr., Richard B. Sullivan, and/or and Gary A. Siconolfi, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world up to and including the date this document is executed. Notwithstanding the foregoing, this release shall not extend to the obligations of any Party pursuant to this Settlement Agreement.
K. Release by Richard E. Ottalagana. In consideration of the execution of this Settlement Agreement, Richard E. Ottalagana, on behalf of himself and his attorneys, agents, successors, predecessors, heirs, personal representatives and assigns, and all other persons or entities claiming by or through him with respect to any claim asserted in the Litigation, hereby releases, discharges and acquits Torvec, Inc., James Y. Gleasman, Keith E. Gleasman, Floyd G. Cady, Jr., Richard B. Sullivan, and Gary A. Siconolfi, and any of their respective current and former agents, servants, officers, directors, shareholders, members, employees, consultants, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, personal representatives, insurance carriers, and assigns, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses and claims of any kind, nature and character whatsoever, whether in law or in equity, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, direct or derivative, certain or contingent, whether asserted or not, which Richard E. Ottalagana ever had, now has, or hereinafter can, shall, or may have against Torvec, Inc., James Y. Gleasman, Keith E. Gleasman, Floyd G. Cady, Jr., Richard B. Sullivan, and/or Gary A. Siconolfi, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world up to and including the date this document is executed. Notwithstanding the foregoing, this release shall not extend to the obligations of any Party pursuant to this Settlement Agreement.

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979

L. Release by Robert F. Green. In consideration of the execution of this Settlement Agreement, Robert F. Green, on behalf of himself and his attorneys, agents, successors, predecessors, heirs, personal representatives and assigns, and all other persons or entities claiming by or through him with respect to any claim asserted in the Litigation, hereby releases, discharges and acquits Torvec, Inc., James Y. Gleasman, Keith E. Gleasman, Floyd G. Cady, Jr., Richard B. Sullivan, and Gary A. Siconolfi, and any of their respective current and former agents, servants, officers, directors, shareholders, members, employees, consultants, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, personal representatives, insurance carriers, and assigns, from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses and claims of any kind, nature and character whatsoever, whether in law or in equity, accrued or unaccrued, known or unknown, matured or unmatured, liquidated or unliquidated, direct or derivative, certain or contingent, whether asserted or not, which Robert F. Green ever had, now has, or hereinafter can, shall, or may have against Torvec, Inc., James Y. Gleasman, Keith E. Gleasman, Floyd G. Cady, Jr., Richard B. Sullivan, and/or Gary A. Siconolfi, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world up to and including the date this document is executed. Notwithstanding the foregoing, this release shall not extend to the obligations of any Party pursuant to this Settlement Agreement.
VII. Effective Date. This Settlement Agreement and the obligations contained herein shall become effective upon the Effective Date.
VIII. Representations and Warranties. The Parties hereby represent and warrant as of each of the Effective Date and the date this document is executed as follows:
A. Authority; Enforceability. They have the requisite power and authority to enter into this Settlement Agreement and to carry out their obligations hereunder, including but not limited to on behalf of the corporate and business entities named herein, and the officers, directors, agents, affiliates, employees and consultants thereof. No further proceedings are necessary to authorize this Settlement Agreement and the transactions contemplated hereby. This Settlement Agreement has been duly and validly authorized by any necessary governing body of the corporate and business entities hereof, and has been executed and delivered by them and constitutes a valid and binding agreement, enforceable against them and their officers, directors, agents, affiliates, employees and consultants in accordance with its terms.

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979

B. No Conflict. The execution, delivery and performance of this Settlement Agreement does not (i) contravene any order, writ, judgment, injunction, decree, determination or award presently in effect and binding upon them, (ii) conflict with or result in a material breach of or default under any agreement presently in effect and binding upon them, or (iii) require the authorization, consent, approval or license of any third party.
C. Legal Advice. They have received independent legal advice from their own counsel with respect to the advisability of executing this Settlement Agreement and, except for the provisions hereof, no statement or representation has been made by any other Party or any other Party’s attorney regarding any fact that has been relied upon by them or their attorney in entering into this Settlement Agreement, nor do they or their attorney rely upon any statement, representation or promise of any other Party (except as set forth herein) or any other Party’s attorney in executing this Settlement Agreement or in making the settlement provided for herein.
D. No Assignment or Transfer. They have not heretofore assigned or transferred or purported to assign or transfer to any person or entity any claims or other matters herein released, and they shall indemnify and hold harmless the other Parties hereto, and their respective current and former agents, servants, officers, directors, shareholders, employees, owners, officials, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, representatives and assigns, from and against any claims based upon or arising in connection with any such claimed assignment or transfer of any claims or any other matters released herein.
E. No Claims. They are not aware of any unasserted claim they may possess, or could assert with the passage of time, against any person or entity, or that could be asserted against any of them, whether direct or derivative, first party or third party, related to or arising from the facts underlying the Litigation or the Claims or the Agreements, or the performance or breach of the Agreements, or the actions or inaction or conduct of any Party, or any director, officer, member, employee, consultant, agent, counsel or employee of any Party related thereto.

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979
Page11 of 17
IX. No Admission. This Settlement Agreement is intended to be legally binding and a full and final accord and satisfaction. Nothing contained herein shall constitute, be construed, or offered in any way as an admission by any Party of any fault or liability in any manner or in any proceeding. In fact, the Parties expressly deny any such liability or wrongdoing, and enter into this Settlement Agreement for the sole purpose of resolving the Litigation and the Claims and avoiding the further time, expense and conflict in prosecuting or defending the same. Except to the extent necessary to enforce this Settlement Agreement, neither the Settlement Agreement nor any part of it may be construed, used, or admitted into evidence in any judicial, administrative, or arbitral proceeding as an admission of any kind by the Parties.
X. Additional Provisions.
A. Entire Agreement. This Settlement Agreement and the Exhibits and the Confidential Terms Agreement set forth the entire agreement and understanding between the Parties relating to the subject matter hereof and there are no other agreements, either express or implied.
B. This Settlement Agreement is binding upon and shall inure to the benefit of each of the Parties hereto and their respective predecessors, successors, assigns, subsidiaries, divisions, affiliates, members, shareholders, directors, officers, employees, consultants, attorneys, agents, representatives and heirs.
C. Pronouns. Words used herein, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender, masculine, feminine or neuter, and any other number, singular or plural, as the context requires.
D. Interpretation. The Parties have participated in the negotiation and drafting of this Settlement Agreement. In the event an ambiguity or question of intent or interpretation arises, this Settlement Agreement shall be construed as if drafted jointly by all Parties and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Settlement Agreement
E. Severability. If any provision of this Settlement Agreement shall be held invalid, illegal, or unenforceable, that provision shall be severed from the balance of this Settlement Agreement and the remaining provisions shall remain in full force and effect and shall not in any way be affected or impaired. Upon determination that any such term is invalid, illegal or unforeseeable, that term shall be read so as to effect the original intent of the Parties as nearly as possible. This paragraph shall not apply to the Releases in paragraph VI of this Agreement. In the event those Releases shall be held invalid, illegal, or unenforceable, the Parties agree to negotiate and execute a new Settlement Agreement, with similar mutual and broad releases, so as to accomplish the Parties’ original intent as set forth in this Settlement Agreement.

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979

F. Additional Documents. The Parties shall execute such additional documents and take such further actions as shall be reasonably necessary to carry out the provisions of this Settlement Agreement and to effectuate the intent of the Parties as set forth in this Settlement Agreement.
G. Governing Law; Venue. The construction, performance and enforcement of this Settlement Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding the conflicts of law provisions thereof. Any action or proceeding related to or arising from this Settlement Agreement, or related to or arising out of the facts underlying the Litigation and/or the Claims, must be brought in a court located in the County of Monroe, State of New York.
H. Integration. This Settlement Agreement and the Exhibits and the Confidential Terms Agreement constitute a single integrated written contract expressing the entire agreement among the Parties. There are no other agreements, written or oral, express or implied, among the Parties with respect to this subject matter other than as set forth in the aforementioned.
I. Amendment. This Settlement Agreement may not be amended, revised, or modified, in any part, except by an instrument in writing signed on behalf of each of the Parties to be bound by the amendment. No amendment, supplement or modification of this Settlement Agreement shall be binding unless executed in writing by the party to be bound thereby.
J. Non Waiver. The failure of a Party to insist upon the strict adherence to any of the terms of this Settlement Agreement on any occasion shall not be construed as a waiver thereof or deprive any Party of the right thereafter to insist upon strict adherence to that term or any other term of this Settlement Agreement or to seek injunctive relief to enforce any term of this Settlement Agreement.
K. No Third Party Beneficiaries. Except as expressly provided for herein, this Settlement Agreement is not intended to nor shall it create or confer any benefits upon any person or entity not a party hereto.
L. Counterparts. This Settlement Agreement may be executed in counterpart signature pages or in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any Party may execute this Settlement Agreement by signing any such counterpart signature page or such counterpart. This Settlement Agreement may be executed and delivered by the Parties by the exchange by telecopy of executed signature pages by the signatories hereto.

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979

IN WITNESS WHEREOF, each of the Parties has executed this Settlement Agreement as of December 31, 2008.

TORVEC, INC.

BY:
NAME:
TITLE:
On the  _____  day of February, 2009,                      came before me, representing that he/she is the                      of TORVEC, INC. and that he/she has authority to enter into this Settlement Agreement and to bind TORVEC, INC. thereto, and that he/she did so at by direction of the Board of Directors pursuant to a Board resolution, and whereupon he/she executed this Settlement Agreement.

Notary Public

JAMES Y. GLEASMAN

On the  _____  day of February, 2009, JAMES Y. GLEASMAN came before me, representing that he has authority to enter into this Settlement Agreement and to bind himself thereto, and whereupon he executed this Settlement Agreement.

Notary Public

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979

KEITH E. GLEASMAN

On the  _____  day of February, 2009, KEITH E. GLEASMAN came before me, representing that he has authority to enter into this Settlement Agreement and to bind himself thereto, and whereupon he executed this Settlement Agreement.

Notary Public

GARY A. SICONOLFI

On the  _____  day of February, 2009, GARY A. SICONOLFI came before me, representing that he has authority to enter into this Settlement Agreement and to bind himself thereto, and whereupon he executed this Settlement Agreement.

Notary Public

RICHARD B. SULLIVAN

On the  _____  day of February, 2009, RICHARD B. SULLIVAN came before me, representing that he has authority to enter into this Settlement Agreement and to bind himself thereto, and whereupon he executed this Settlement Agreement.

Notary Public

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979

FLOYD G. CADY, JR.

On the  _____  day of February, 2009, FLOYD G. CADY, JR. came before me, representing that he has authority to enter into this Settlement Agreement and to bind himself thereto, and whereupon he executed this Settlement Agreement.

Notary Public

CXO ON THE GO, LLC

BY:
NAME:
TITLE:
On the  _____  day of February, 2009,                      came before me, representing that he/she is the                      of CXO ON THE GO, LLC and that he/she has authority to enter into this Settlement Agreement and to bind CXO ON THE GO, LLC thereto, and whereupon he/she executed this Settlement Agreement.

Notary Public

CXO ON THE GO OF DELAWARE, LLC

BY:
NAME:
TITLE:
On the  _____  day of February, 2009,                      came before me, representing that he/she is the                      of CXO ON THE GO OF DELAWARE, LLC and that he/she has authority to enter into this Settlement Agreement and to bind CXO ON THE GO OF DELAWARE, LLC thereto, and whereupon he/she executed this Settlement Agreement.

Notary Public

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979

PHILIP A. FAIN

On the  _____  day of February, 2009, PHILIP A. FAIN came before me, representing that he has authority to enter into this Settlement Agreement and to bind himself thereto, and whereupon he executed this Settlement Agreement.

Notary Public

READ D. MCNAMARA

On the  _____  day of February, 2009, READ D. MCNAMARA came before me, representing that he has authority to enter into this Settlement Agreement and to bind himself thereto, and whereupon he executed this Settlement Agreement.

Notary Public

Settlement Agreement and Release
Fain v. Gleasman, Monroe County Index No. 2005-9327
Torvec v. CXO, Monroe County Index No. 2005-11028
Torvec v. CXO, Monroe County Index No. 2007-1979

RICHARD E. OTTALAGANA

On the  _____  day of February, 2009, RICHARD E. OTTALAGANA came before me, representing that he has authority to enter into this Settlement Agreement and to bind himself thereto, and whereupon he executed this Settlement Agreement.

Notary Public

ROBERT F. GREEN

On the  _____  day of February, 2009, ROBERT F. GREEN came before me, representing that he has authority to enter into this Settlement Agreement and to bind himself thereto, and whereupon he executed this Settlement Agreement.

Notary Public